UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): June 7, 2007

                            Harvey Electronics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

            1-4626                                  13-1534671
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   (Commission File Number)              (IRS Employer Identification No.)

                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
          (Address of Principal Executive Offices, Including Zip Code)


                                 (201) 842-0078
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

     Harvey Electronics, Inc. (the "Company"), Myer-Emco, Inc. and Jon Meyer (collectively, the "Sellers") entered into a letter of extension dated as of June 7, 2007 (the "Extension Letter"). The Extension Letter provides that, in exchange for the Company's payment of Sellers' accounting and legal expenses up to an amount not to exceed $300,000 (the "Extension Fee"), the termination date pursuant to Section 10.1(d) of the Stock Purchase Agreement by and among the Company, the Sellers and the stockholder signatories thereto, dated May 7, 2007 (the "Stock Purchase Agreement") shall be extended from June 7, 2007 to July 23, 2007 (the "Termination Date"). The Extension Fee was paid on June 8, 2007, and if the closing occurs on or before the Termination Date, the Extension Fee shall be applied as a credit toward the purchase price under the Stock Purchase Agreement.

     The foregoing description of the Extension Letter is merely a summary and is not intended to be complete. You are encouraged to read the Extension Letter in its entirety. A copy of the Extension Letter is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the text of the Extension Letter is hereby incorporated by reference into this Item 1.01 in its entirety.











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


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.                     Description
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10.1 Letter of  Extension,  dated as of June 7,  2007,  by and among  MYER-EMCO,
     INC., JON MEYER and HARVEY ELECTRONICS, INC.









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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Harvey Electronics, Inc.


June 12, 2007                          /s/ Joseph J. Calabrese
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                                       Name: Joseph J. Calabrese
                                       Title: Chief Financial Officer







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


Exhibits Index.

No.                   Description
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10.1 Letter of  Extension,  dated as of June 7,  2007,  by and among  MYER-EMCO,
     INC., JON MEYER and HARVEY ELECTRONICS, INC.












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